UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Rule 240.14a-12

MICRONETICS, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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MICRONETICS, INC.

26 Hampshire Drive

Hudson, New Hampshire 03051

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 11:00 A.M. on October 19, 2006

TO THE SHAREHOLDERS OF MICRONETICS, INC.:

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Shareholders (the “Meeting”) of MICRONETICS, INC. (the “Company”) will be held on October 19, 2006 at 11:00 A.M. at the offices of Morse, Barnes-Brown & Pendleton, P.C., 1601 Trapelo Road, Suite 205, Waltham, Massachusetts, to consider and vote on the following matters described under the corresponding numbers in the attached Proxy Statement:

1.	To elect five directors;

2.	To approve the 2006 Equity Incentive Plan of Micronetics, Inc., under which an aggregate of 1,000,000 shares of the Company’s Common Stock will be made available for stock awards;

3.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for its fiscal year ending March 31, 2007; and

4.	To transact such other business as may properly come before the Meeting.

The Board of Directors has fixed September 1, 2006 at the close of business, as the record date for the determination of shareholders entitled to vote at the Meeting, and only holders of shares of Common Stock of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

A complete list of shareholders entitled to vote at the Meeting shall be available for examination by any shareholder, for any purpose germane to the Meeting, during ordinary business hours from September 19, 2006 until the Meeting at the principal executive offices of the Company. The list will also be available at the Meeting.

Whether or not you expect to be present at the Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

By Order of the Board of Directors

DONNA HILLSGROVE

Secretary

September 8, 2006

Requests for additional copies of the proxy materials and the Company’s Annual Report for its fiscal year ended March 31, 2006 should be addressed to Shareholder Relations, Micronetics, Inc., 26 Hampshire Drive, Hudson, New Hampshire 03051. This material will be furnished without charge to any shareholder requesting it.

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE.

MICRONETICS, INC.

26 Hampshire Drive

Hudson, New Hampshire 03051

Proxy Statement

The enclosed proxy is solicited by the management of Micronetics, Inc. in connection with the 2006 Annual Meeting of Shareholders to be held on October 19, 2006 at 11:00 A.M. at the offices of Morse, Barnes-Brown & Pendleton, P.C., 1601 Trapelo Road, Suite 205, Waltham, Massachusetts and any adjournment thereof. The Board of Directors of the Company (the “Board of Directors”) has set September 1, 2006 as the record date for the determination of shareholders entitled to vote at the Meeting. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later-dated proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

The proxy will be voted in accordance with your directions to:

1.	Elect five directors;

2.	Approve the 2006 Equity Incentive Plan of Micronetics, Inc., under which an aggregate of 1,000,000 shares of the Company’s Common Stock will be made available for stock awards;

3.	Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for its fiscal year ending March 31, 2007; and

4.	Transact such other business as may properly come before the Meeting.

In the absence of direction, the proxy will be voted in favor of management’s proposals.

The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation, which represent an amount believed to be normally expended for a solicitation relating to an uncontested election of directors and the adoption of a new equity incentive plan, will include the costs of supplying necessary additional copies of the solicitation materials and the Company’s Annual Report to Shareholders for its fiscal year ended March 31, 2006 (the “Annual Report”) to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such recordholders for completing the mailing of such materials and Annual Reports to such beneficial owners.

Only shareholders of record of the Company’s 5,000,582 shares of Common Stock (the “Common Stock”) outstanding at the close of business on September 1, 2006 will be entitled to vote at the Meeting.

Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of the Common Stock represented in person or by proxy at the Meeting will constitute a quorum at the Meeting. All shares of the Common Stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in “street name” indicates on the proxy that it does not have discretionary authority to vote as to a particular matter (“broker non-votes”), those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter.

The Directors will be elected by a plurality of the votes property cast at the Meeting. Abstentions and broker non-votes as to this election do not count as votes for or against such election. The approval of the proposals to adopt the Company’s 2006 Equity Incentive Plan and to approve the Company’s independent auditors will require the affirmative vote of a majority of the shares of Common Stock properly cast at the Meeting. Abstentions as to these proposals will count as being present and represented at the Meeting and entitled to vote, and will be included in calculating the number of votes cast on this proposal (and thus will have the effect of “no” votes). Broker non-votes will not be included in calculating the number of votes cast on this proposal.

The Proxy Statement, the attached Notice of Meeting, the enclosed form of proxy and the Annual Report are being mailed to shareholders on or about September 8, 2006. The Company’s principal executive offices are located at 26 Hampshire Drive, Hudson, New Hampshire 03051 and its telephone number at that location is (603) 883-2900.

PROPOSAL 1

ELECTION OF DIRECTORS

Five directors are to be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon, each to hold office until the next Annual Meeting of Shareholders and until his respective successor is elected and qualified. The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of the following nominees as directors unless authority is withheld:

(1)	David Siegel
(2)	David Robbins
(3)	Gerald Y. Hattori
(4)	Stephen N. Barthelmes, Jr.
(5)	D’Anne Hurd

Management has no reason to believe that any nominee will be unable to serve. In the event that any nominee becomes unavailable, the proxies may be voted for the election of such person or persons who may be designated by the Board of Directors.

The following table sets forth certain information as to our current directors as well as one nominee for election as a director of the Company:

Name	Age	Position with the Company	Director Since
David Siegel	80	Chairman of the Board	April 1987
David Robbins	41	Chief Executive Officer, President and Director	August 2003
Gerald Y. Hattori	54	Director	September 2004
Stephen N. Barthelmes, Jr.	39	President of Stealth Microwave, Inc., a wholly-owned subsidiary of the Company, and Director	October 2005
Emanuel Kramer*	58	Director	November 2002
D’Anne Hurd	55	Nominee for Director

*	Mr. Kramer’s term on the Board of Directors will expire at the Meeting and he will not be standing for reelection upon expiration of his term.

Mr. David Siegel has been a director of the Company since April 1987 and has been Chairman of the Board of Directors since October 2005. Mr. Siegel is also Chairman of the Board of Directors of Surge Components, Inc., a distributor of passive electronic components. In addition, Mr. Siegel has been a director since 1985 and a member of the compensation committee of Nu Horizons, Inc. a distributor of electronic components. Mr. Siegel was also a director and member of the compensation committee of Kent Electronics Inc. for ten years. Mr. Siegel has also been vice president of Great American Electronics since 1983.

Mr. David Robbins was appointed President, Chief Executive Officer and a director of the Company in August 2003. Mr. Robbins served as Senior Vice President of the Company’s Defense Electronics Group from March 1999 until August 2003. He has been employed by the Company in various capacities since February 1992.

Mr. Gerald Y. Hattori has been a director of the Company since September 2004. In 2000, Mr. Hattori founded Evolution Management, Inc., a business advisory and strategic planning consulting firm, where he is currently employed. From February 1999 until July 2000, Mr. Hattori was Vice-President and Chief Financial Officer, Treasurer and Secretary of Airnet Communications Corporation, a publicly-traded company which manufactures wireless telecommunications infrastructure equipment. Mr. Hattori has been a member of the

Board of Directors of Airnet Communications since February 2003. In addition, he serves as the Chairman of the Nominating and Corporate Governance Committee, and is a member of the Audit Committee, Compensation Committee, and Financing Committee of Airnet Communications. From September 1996 until February 1999, Mr. Hattori was Vice President of Finance, Chief Financial Officer and Treasurer of Nexar Technologies, Inc., a personal computer manufacturer which filed for bankruptcy protection in December 1998.

Mr. Stephen N. Barthelmes, Jr. has been President of Stealth Microwave, Inc., a wholly-owned subsidiary of the Company (“Stealth”), since the date of its acquisition by the Company in June, 2005. He was Vice President of Operations of Stealth prior to the acquisition for more than 10 years and was one of Stealth’s founding members.

Mr. Emanuel Kramer has been a director of the Company since November 2002. Mr. Kramer’s term on the Board will expire at the Meeting and he will not be standing for reelection upon expiration of his term. Since August 2002, Mr. Kramer has been Director of Database Management at B&H Photo Video, located in New York, NY. Until August 2002, for the previous 26 years, Mr. Kramer was a Project Manager for Management Information Systems for the City of New York Human Resources Administration.

Ms. D’Anne Hurd currently serves as Vice President and General Counsel for Worcester Polytechnic Institute (WPI) and Vice President for Business Development at Gateway Park (a life sciences/ bioengineering development in Worcester, MA). She has held these positions since January 2006. Ms. Hurd is Chairman of the Audit Committee of two local companies, Data Translation, Inc. (DATX), Marlboro, MA, and Vaso Active Pharmaceuticals, Inc. (VAPH), Danvers, MA. She brings over 30 years of experience in start-ups as well as established public companies, most recently serving as Senior Vice President, CFO and Treasurer of NMS Communications, Inc. (NMSS). Ms. Hurd served as CFO and General Counsel of STARBAK Communications, Inc. and its predecessor company, Vividon, Inc. from March 2001 until January 2004. Prior to joining Vividon, Inc., Ms. Hurd served as CFO and General Counsel for NaviPath, Inc., a majority-owned subsidiary of CMGI, Inc. Previously, Ms. Hurd was the CFO and General Counsel for SmartRoute Systems, Inc., the Cambridge, MA provider of real-time, digital traffic data. Ms. Hurd’s years of experience in executive-level management also includes senior finance positions at GTE Corporation and PepsiCo, Inc. where she was responsible for their global cash management and banking relationships, and seven years as an associate with the Boston law firm Burns & Levinson, where she advised private and public clients on all aspects of corporate finance and securities law. Ms. Hurd serves on the Advisory Board of the New England Chapter of the National Association of Corporate Directors (NACD) and is a member of both the Corporate Board Resource Committee of The Boston Club and Financial Executives International. Ms. Hurd holds a B.A. from Mount Holyoke College, an M.B.A. from the University of Connecticut, and a J.D. from Duke University.

Directors serve until the next Annual Meeting of shareholders or until their respective successors are elected and qualified.

During the Company’s fiscal year ended March 31, 2006 (“Fiscal 2006”), the Board of Directors held six meetings and acted five times by unanimous written consent. During Fiscal 2006, each director attended each meeting, except that David Robbins and Stephen Barthelmes were each absent from one meeting. All of the Board members attended the Company’s 2005 Annual Meeting of Shareholders, and the Company expects that all of the Board members, with the exception of Mr. Kramer whose term will expire at the 2006 Meeting, will attend the 2006 Meeting.

Other Executive Officers

Ms. Diane Bourque, 52, was appointed Chief Financial Officer of the Company in August 2005. Prior to that time, she was Vice President, Controller of Presstek, Inc. and held various financial positions with Presstek from 1991. From 1987 until 1991, Ms. Bourque was Finance Manager at Ekco Group Inc., a manufacturer of consumer goods. Prior to 1987, Ms. Bourque held various financial positions at Digital Equipment Corp., a computer manufacturing company, and Centronics Data Computer Corporation, a manufacturer of printing equipment.

Mr. Dennis Dow, 56, was appointed Vice President, Finance of the Company, in June 2002. He has been employed by the Company since February 2001. Prior to that time, he was Controller and Director of Financial Operations at Light Machines Corp. Prior to that time, he was a Finance Manager at Digital Equipment Corporation for 12 years.

Ms. Donna Hillsgrove, 57, was appointed Secretary and Treasurer of the Company in January 1994. Prior to that time, she was Controller of the Company. She has been employed by the Company since April 1992.

Mr. Stuart Bernstein, 48, was appointed Vice President of VCO Products in April 2000. Prior to that time, he was Vice President of Delcom, Inc.’s VCO Products Group. From 1990 until September 1999, he was employed by the Company in various capacities.

Mr. Floyd Parin, 62, has been President of Microwave and Video Systems Inc. (“MVS”), a wholly-owned subsidiary of the Company, since the date of its acquisition by the Company in January 1999. Prior to the Company’s acquisition of MVS, Mr. Parin had served as the President of MVS since 1994.

Mr. Anthony Pospishil, 48, has been Vice President and General Manager of Microwave Concepts, Inc. (“Micro-Con”), a wholly-owned subsidiary of the Company, since the date of its acquisition by the Company in January 2003. Prior to the Company’s acquisition of Micro-Con, Mr. Pospishil had served as the President of Micro-Con since 1997.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of Securities Exchange Act of 1934 requires the Company’s executive officers, directors, and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “Commission”). Based solely on its review of the copies of such forms and amendments thereto received by it, the Company believes that during Fiscal 2006 all executive officers, directors and owners of ten percent of the outstanding shares of Common Stock complied with all applicable filing requirements except that Mr. David Siegel, Mr. Stephen Barthelmes, Jr. and Mr. Dennis Dow, each failed to file one Form 4 on a timely basis, each reporting a single transaction.

Code of Conduct and Ethics

Micronetics has adopted a Code of Conduct and Ethics applicable to its directors, officers and employees including its principal executive, principal financial officer, principal accounting officer or controller or persons performing similar functions. A copy of Micronetics’ Code of Conduct and Ethics is available on Micronetics’ website www.Micronetics.com. Micronetics intends to post amendments to or waivers from its Code of Conduct and Ethics (to the extent applicable to its Chief Executive Officer, Chief Financial Officer or principal accounting officer) on its website. Micronetics’ website is not part of this proxy statement.

EXECUTIVE COMPENSATION

The following table sets forth the compensation during the last three fiscal years of (i) our President and Chief Executive Officer, David Robbins, (ii) our former President, Chief Executive Officer and Chairman of the Board, Richard S. Kalin, who served as our Chief Executive Officer for fiscal year 2004 until August 2003, and (iii) our four most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers at the end of our most recently completed fiscal year. We refer to these officers collectively as our named executive officers.

Summary Compensation Table

		Annual Compensation					Long-term Compensation
Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)	Other Annual Compensation ($)		Securities Underlying Options
Richard S. Kalin Former President, Chief Executive Officer and Chairman	2006 2005 2004	— — 41,923	(1)	— — —	— — 2,500	(2)	— — —

David Robbins President and Chief Executive Officer	2006 2005 2004	150,576 148,648 134,038		153,696 69,445 51,753	9,758 8,049 7,419	(3) (3) (3)	10,000 50,000 —

Stephen N. Barthelmes, Jr. President, Stealth Microwave, Inc. and Director	2006 2005 2004	81,112 — —		439,644 — —	8,459 — —	(4)	125,000 — —

Stuart Bernstein Vice President of VCO Products Division	2006 2005 2004	105,637 97,025 79,187		20,000 4,032 10,000	3,062 5,462 5,044	(5) (5) (5)	— 15,000 3,000

Floyd S. Parin President of MVS	2006 2005 2004	133,658 118,800 110,850		12,111 16,349 58,000	9,000 9,000 9,000	(2) (2) (2)	— — —

Anthony Pospishil Vice President and General Manager of Micro-Con	2006 2005 2004	110,423 112,356 110,007		143,965 95,524 44,300	3,292 1,574 229	(6) (6) (6)	30,000 15,000 —

(1)	Does not include $42,846 in legal fees paid to Kalin & Associates, P.C., of which Mr. Kalin was a principal in Fiscal 2004.
(2)	Expenses relating to furnishing an automobile.
(3)	Includes expenses relating to furnishing an automobile, company matching contributions to the Company’s 401(k) plan of $3,663 in Fiscal 2006, $1,960 in Fiscal 2005 and $1,340 in Fiscal 2004, and life insurance premiums paid for term life insurance in excess of $50,000.
(4)	Includes expenses of $4,810 in company matching contributions to a company sponsored Simple IRA and expenses of $3,144 for a $400,000 whole life insurance policy and $505 for a $1,000,000 term life insurance policy.
(5)	Includes expenses relating to furnishing an automobile in Fiscal 2004 and Fiscal 2005, company matching contributions to the Company’s 401(k) plan of $3,036 in Fiscal 2006, and $231 in Fiscal 2005, and life insurance premiums paid for term life insurance in excess of $50,000.
(6)	Includes expenses relating to company matching contributions to the Company’s 401(k) plan of $3,215 in Fiscal 2006, $1,501 in Fiscal 2005, and 211 in Fiscal 2004, and life insurance premiums paid for term life insurance in excess of $50,000.

Employment Agreements

In January 2003, Micro-Con entered into an employment agreement with Anthony Pospishil (the “Agreement”) pursuant to which Mr. Pospishil serves as Vice President and General Manager of Micro-Con. The Agreement provided for an annual base salary of $110,000 with bonus. The agreement expired in January 2006.

In June 2005, the Company acquired Stealth Microwave, Inc., a New Jersey corporation (“Stealth”). In connection with the acquisition, Stealth entered into an employment agreement with Stephen N. Barthelmes, Jr. (the “Agreement”) pursuant to which Mr. Barthelmes serves as President and Chief Executive Officer of Stealth. The Agreement expires in June 2007 and provides for an annual base salary of $132,890. As bonus compensation for the period from April 1, 2005 to March 31, 2006, Mr. Barthelmes is entitled to receive (a) $0.15 for every dollar that Stealth’s pre-tax income for such period exceeds $2,400,000 up to $3,100,000, and (b) $0.25 for every dollar that Stealth’s pre-tax income for such period exceeds $3,100,000, which calculation resulted in a bonus payment to Mr. Barthelmes of $439,644 in Fiscal 2006. As bonus compensation for the period from April 1, 2006 to March 31, 2007, Mr. Barthelmes is entitled to receive (i) $0.15 for every dollar that Stealth’s pre-tax income for such period exceeds $2,650,000 up to $3,350,000, and (ii) $0.25 for every dollar that Stealth’s pre-tax income for such period exceeds $3,350,000. The agreement was amended and restated in 2006 to bring its provisions into compliance with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended, and to take into account certain changes to the Original Earnout Agreement between Stealth and Mr. Barthelmes accomplished by a prior amendment.

The following table sets forth certain information with respect to the named executive officers who have been granted options to purchase Common Stock during Fiscal 2006:

Option Grants in Fiscal 2006

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)(1)	Expiration Date
David Robbins	10,000	2.21%	8.11	5/11/2010
Anthony Pospishil	30,000	6.62%	8.11	5/11/2010
Stephen N. Barthelmes, Jr.	125,000	27.59%	8.00	6/10/2010

(1)	Option was granted at an exercise price equal to the fair market value of the Common Stock on the date of grant.

The following table sets forth certain information regarding options exercised and exercisable during Fiscal 2006 and the value of the options held as of March 31, 2006 by the named executive officers.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at March 31, 2006 (#)		Value of Unexercised In-the-Money Options at March 31, 2006 ($)(2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
David Robbins	10,000	47,650	67,500	62,500	1,225,125	994,975
Stephen N. Barthelmes, Jr.	—	—	—	125,000	—	1,765,000
Stuart Bernstein	16,000	155,375	29,250	15,875	493,405	253,073
Anthony Pospishil	—	—	33,750	41,250	598,388	590,963

(1)	Represents fair market value of the Common Stock at the exercise date minus the exercise price.
(2)	Represents fair market value of the Common Stock at March 31, 2006 of $22.12 as reported by Nasdaq, less the exercise price.

COMPENSATION OF DIRECTORS

During Fiscal 2006, Messrs. Siegel, Kramer and Hattori received $29,500, $15,000, and $40,000, respectively in director fees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At the close of business on July 12, 2006, there were issued and outstanding 5,000,582 shares of our Common Stock entitled to cast 5,000,582 votes. On July 12, 2006, the closing price of our Common Stock as reported on the Nasdaq Capital Market was $15.84 per share. The following table provides information, as of July 12, 2006, with respect to the beneficial ownership of our Common Stock by:

•	each person known by us to be the beneficial owner of five percent or more of our Common Stock;

•	each of our directors and nominees for director;

•	each of our named executive officers; and

•	all of our current directors and executive officers as a group.

This information is based upon information received from or on behalf of the individuals named therein.

Name (1)	Number of Shares Owned (2)		Percent of Outstanding Shares
Noelle Kalin c/o Dillon, Bitar & Luther, LLC 53 Maple Avenue Morristown NJ 07960	663,688	(3)	13.27%
Bjurman, Barry & Associates 10100 Santa Monica, Blvd., Suite 1200 Los Angeles, CA 90067	353,500	(4)	7.07%
David Siegel	146,520	(5)	2.92%
Emanuel Kramer	77,230	(6)	1.54%
David Robbins	157,224	(7)	3.10%
Gerald Y. Hattori	6,250	(8)	0.12%
Stephan N. Barthelmes, Jr.	32,250	(9)	0.64%
D’Anne Hurd	0		—
Stuart Bernstein	35,375	(10)	0.71%
Floyd S. Parin	85,000		1.70%
Anthony Pospishil	41,250	(11)	0.82%
All current executive officers and directors as a group (11 persons)	597,849	(12)	11.49%

(1)	Unless otherwise noted: (i) each person identified possesses sole voting and investment power over the shares listed; and (ii) the address of each person identified is c/o Micronetics, Inc., 26 Hampshire Drive, Hudson, New Hampshire 03051.
(2)	Includes shares subject to currently exercisable options (includes options that will become exercisable within 60 days of July 12, 2006).
(3)	Includes 10,000 shares of Common Stock owned by Ms. Kalin’s minor son.
(4)	Based on the Bjurman, Barry & Associates Annual Report for its fiscal year ended March 31, 2006.
(5)	Includes (i) 33,050 shares of Common Stock owned of record by RJW Trading Corp., a personal holding company 100% owned by Mr. Siegel and members of his family, (ii) 14,970 shares of Common Stock held in his retirement account and (iii) 13,750 shares subject to currently exercisable options (includes options that will become exercisable within 60 days of July 12, 2006).
(6)	Includes 6,250 shares subject to currently exercisable options (includes options that will become exercisable within 60 days of July 12, 2006).
(7)	Includes 70,000 shares subject to currently exercisable options (includes options that will become exercisable within 60 days of July 12, 2006).
(8)	Includes 6,250 shares subject to currently exercisable options (includes options that will become exercisable within 60 days of July 12, 2006).

(9)	Includes 31,250 shares subject to currently exercisable options (includes options that will become exercisable within 60 days of July 12, 2006).
(10)	Includes 15,375 shares subject to currently exercisable options (includes options that will become exercisable within 60 days of July 12, 2006).
(11)	Includes 41,250 shares subject to currently exercisable options (includes options that will become exercisable within 60 days of July 12, 2006).
(12)	Includes the following shares subject to currently exercisable options held by the following executive officers (includes options that will become exercisable within 60 days of July 12, 2006): Diane Bourque—3,750, Dennis Dow—11,750 and Donna Hillsgrove—1,250.

COMMITTEES OF THE BOARD OF DIRECTORS

The Company has an Audit Committee and a Compensation Committee. The Company does not have a Nominating Committee and has not adopted a nominating committee charter. The Board of Directors performs the functions of a Nominating Committee itself and believes that all of its current directors should, and do, participate in the consideration of director nominees.

Audit Committee

The primary functions of the Audit Committee of the Company (the “Audit Committee”) are to select or to recommend to the Board of Directors the selection of outside auditors; to monitor the Company’s relationships with the Company’s outside auditors and their interaction with the Company’s management in order to ensure their independence and objectivity; to review, and to assess the scope and quality of the Company’s outside auditors’ services, including the audit of the Company’s annual financial statements; to review the Company’s financial management and accounting procedures; to review the Company’s financial statements with the Company’s management and outside auditors; and to monitor management’s compliance with applicable legal requirements and ethical standards.

Messrs. Siegel, Kramer and Hattori are the current members of the Audit Committee. All three of the current members of the Audit Committee are “independent directors” within the meaning of the applicable rules of the Commission and the Nasdaq Stock Market, Inc. Mr. Hattori is the chairman of the Audit Committee. The Board of Directors has determined that Mr. Siegel is an “audit committee financial expert” as defined in Item 401(e) of Regulation S-B. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is filed as Appendix A to this Proxy Statement. A copy of such charter is also available on the Company’s website, www.Micronetics.com. During Fiscal 2006, the Audit Committee met four times and each member of the Audit Committee attended each such meeting.

Compensation Committee

The company established a Compensation Committee on October, 20, 2005. The primary function of the Compensation Committee is to review and make recommendations to the Board on the Company’s compensation practices and policies; to recommend the salaries and incentive compensation of the Chief Executive Officer and other executive officers; and to administer and interpret the Company’s equity-based plans. Messrs. Siegel, Kramer, and Hattori are currently members of the Compensation Committee. Mr. Hattori is the chairman of the Compensation Committee. During Fiscal 2006, the Compensation Committee met twice and acted once by unanimous written consent.

Communications with the Board of Directors

The Company encourages shareholder communications with the Board of Directors. Interested persons may directly contact any individual member of the Board of Directors as follows: Mr. Siegel at info@ga-elect.com; Mr. Robbins at drobbins@micronetics.com; Mr. Hattori at ghattori@evolution-management.com; and Mr. Kramer, Mr. Barthelmes and Ms. Hurd at c/o Micronetics, Inc., 26 Hampshire Drive, Hudson, New Hampshire 03051.

Director Candidates

The process followed by the Board of Directors to identify and evaluate director candidates includes requests to Board of Director members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by the Board of Directors.

In considering whether to recommend any particular candidate for inclusion in the Board of Directors slate of recommended director nominees, the Board of Directors applies criteria such as the candidate’s integrity, business acumen, knowledge of the Company’s business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Board of Directors does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. Nominees are selected by a majority of the independent members of the Board of Directors.

Stockholders may recommend individuals to the Board of Directors for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to the number of shares beneficially owned by the stockholder or group of stockholders making the recommendation and how long such stockholder or group of stockholders making such recommendation have held such stock, to Micronetics, Inc., Shareholder Relations, c/o Corporate Secretary, 26 Hampshire Drive, Hudson, New Hampshire 03051. Assuming that appropriate biographical and background material is provided on a timely basis, the Board of Directors will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Audit Committee Report

The Audit Committee consists of three directors, all of whom are “independent directors” within the meaning of the applicable rules of the Commission and the Nasdaq Stock Market, Inc. The Audit Committee’s responsibilities are as described in a written charter adopted by the Board, which is attached as Appendix A to this Proxy Statement.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for Fiscal 2006 with management and with the Company’s independent registered public accounting firm, Grant Thornton LLP. The Audit Committee has discussed with Grant Thornton LLP the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Grant Thornton LLP its independence.

Based on the Audit Committee’s review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board that the audited financial statements for Fiscal 2006 be included in the Company’s Annual Report on Form 10-KSB for Fiscal 2006 for filing with the Commission.

Submitted by the members of the Audit Committee:

Gerald Hattori, Chairman

David Siegel

Emanuel Kramer

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

On February 22, 2005, the Company dismissed Goldstein Golub Kessler LLP (“GGK”) as its independent accountants. The reports of GGK on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Board of Directors and Audit Committee of the Company. During the Company’s two most recent fiscal years there were no disagreements with GGK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the matter in its report.

On February 25, 2005, the Company engaged Grant Thornton LLP (“Grant”) as its independent auditors for its fiscal year ended March 31, 2005. During the Company’s two most recent fiscal years, and any subsequent interim period prior to engaging Grant, the Company (or someone on its behalf) did not consult Grant regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement or a reportable event.

GGK furnished the Company with a letter addressed to the Securities and Exchange Commission stating it agrees with the above statements. A copy of that letter, dated February 28, 2005, is filed as Exhibit 16 to the Company’s Current Report on Form 8-K filed with the Commission on February 28, 2005.

Audit Fees

Audit fees billed to the Company during Fiscal 2006 to audit the Company’s annual financial statements and to review those financial statements included in the Company’s quarterly reports on Form 10-QSB totaled $250,335. Additionally, the Company paid Grant $57,815 for preparation of its tax returns. The Company did not seek advice from its independent registered public accounting firm regarding financial information systems design and implementation during Fiscal 2006. The Company did not engage its independent registered public accounting firm during Fiscal 2006 for any other non-audit services.

The following table shows the aggregate fees that the Company paid or accrued for the audit and other services provided by Grant and GGK for Fiscal 2006 and Fiscal 2005.

Type of Service	Amount of Fee for
	Fiscal 2006	Fiscal 2005
Audit Fees	$250,335	$209,744
Audit-Related Fees	45,504	0
Tax Fees	57,815	10,945

Total	$353,654	$220,689

Audit Fees. This category includes fees for the audits of the Company’s annual financial statements, review of financial statements included in the Company’s Form 10-QSB Quarterly Reports and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees. This category consists of due diligence in connection with acquisitions, various accounting consultations, and benefit plan audits.

Tax Fees. This category consists of professional services rendered for tax compliance, tax planning and tax advice. The services for the fees disclosed under this category include tax return preparation, research and technical tax advice.

There were no other fees paid or accrued to Grant Thornton or GGK in Fiscal 2006 or Fiscal 2005.

Audit Committee Pre-Approval Policies and Procedures.

Before the independent public accounting firm is engaged by the Company to render audit or non-audit services, the engagement is approved by the Audit Committee. Our Audit Committee has the sole authority to approve the scope of the audit and any audit-related services as well as all audit fees and terms. Our Audit Committee must pre-approve any audit and non-audit related services by our independent registered public accounting firm.

PROPOSAL 2

APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN OF MICRONETICS, INC.

As of July 24, 2006, only 156,750 shares of Common Stock remained available for issuance under the 2003 Stock Option Plan. Consequently, on July 27, 2006, the Board froze the 2003 Stock Option Plan such that no additional shares could be issued under such plan, and adopted, subject to stockholder approval, the 2006 Equity Incentive Plan (the “2006 Plan”). Up to 1,000,000 shares of Common Stock (subject to adjustment in the event of stock splits, stock dividends and other similar events) may be issued pursuant to stock awards granted under the 2006 Plan.

The Board of Directors believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel and that the granting of stock awards to key personnel serves as an important factor in retaining them. Accordingly, the Board believes adoption of the 2006 Plan is in the best interests of the Company and recommends a vote for this proposal.

Summary of the 2006 Plan

The following summary of the 2006 Plan is qualified in its entirety by reference to the 2006 Plan, a copy of which is attached as Appendix B to this Proxy Statement.

The 2006 Plan authorizes (i) the grant of options to purchase Common Stock intended to qualify as incentive stock options (“Incentive Options”), as defined in Section 422 of the Code, (ii) the grant of non-statutory stock options (“Non-Statutory Options”) and (iii) the grant of restricted stock (“Restricted Stock”). The exercise price of options and the purchase price of restricted stock granted under the 2006 Plan shall be determined by the Board, provided, however that the exercise price of all Incentive Options must be at least equal to the fair market value of the Common Stock on the date of grant. The exercise price of Incentive Options granted to an optionee who owns stock possessing more than 10% of the voting power of the Company’s outstanding capital stock must equal at least 110% of the fair market value of the Common Stock on the date of grant. The Board shall determine the manner of payment of the exercise price or purchase price in its sole discretion.

The 2006 Plan is administered by the Board. The Board selects the individuals to whom stock awards are granted and determines the exercise price or purchase price and other terms of each award, subject to the provisions of the 2006 Plan. Incentive Options may be granted under the 2006 Plan to employees, including officers and directors who are also employees, of the Company or any of its subsidiaries. As of July 1, 2006, approximately 134 employees were eligible to participate in the 2006 Plan. Non-Statutory Options may be granted under the 2006 Plan to employees, officers, individuals providing services to the Company and directors, whether or not they are employees of the Company.

No Incentive Option may extend for more than ten years from the date of grant (five years in the case of an optionee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary (“greater-than-ten-percent-stockholder”)). The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to Incentive Options which first become exercisable by an employee or officer in any calendar year may not exceed $100,000. In no event may any person be granted stock awards under the 2006 Plan in any calendar year to purchase more than 500,000 shares of Common Stock.

Options are non-transferable except by will or by the laws of descent or distribution and are exercisable, during the optionee’s lifetime, only by the optionee. Options generally may not be exercised after (i) termination of the optionee’s employment by the Company for cause, (ii) three months after termination of the optionee’s employment by the Company without cause or by the optionee voluntarily, (iii) one year following termination of the optionee’s employment by reason of the disability, and (iv) one year following an optionee’s death if the optionee’s death occurs prior to termination of the optionee’s employment with the Company.

The Board may award Restricted Stock which shall consists of shares of Common Stock which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the Board lapse. A participant receiving shares of Restricted Stock will have all the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the award agreement.

Unless otherwise provided in the award agreement, upon the termination of the participant’s affiliation with the Company, the Company may repurchase all unvested shares of Restricted Stock held by the participant at the participant’s original purchase price.

Amendment of 2006 Plan

The Board may modify, revise or terminate the 2006 Plan at any time and from time to time, except that any amendment to the 2006 Plan which is necessary to comply with any applicable tax or regulatory requirement shall be subject to the approval of the stockholders of the Company.

New Plan Benefits

The Company is unable to determine the dollar value and number of stock awards that may be received by or allocated to (i) any of the Company’s executive officers, (ii) the Company’s current executive officers, as a group and (iii) the Company’s employees who are not executive officers, as a group, as a result of the approval of the 2006 Plan because all stock awards are granted by the Board on a discretionary basis.

Federal Income Tax Consequences

The Company believes that under present law the following are the federal tax consequences generally arising with respect to awards granted under the 2006 Plan. This summary is for stockholder informative purposes and is not intended to provide tax advice to grantees.

The grant of an option will create no tax consequences for the grantee or us. The grantee will have no taxable income upon exercising an Incentive Option (except that the alternative minimum tax may apply) and the Company will receive no deduction at the time. Upon exercising an option other than an Incentive Option, the grantee must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable stock acquired on the date of exercise. In the case of options other than Incentive Options, the Company will be entitled to a deduction for the amount recognized as ordinary income by the grantee. The treatment to a grantee of a disposition of shares acquired upon the exercise of an option depends on how long the shares have been held and on whether such shares are acquired by exercising an Incentive Option or by exercising an option other than an Incentive Option. Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option except that the Company will be entitled to a deduction (and the grantee will recognize ordinary taxable income) if shares acquired under an Incentive Option are disposed of before the applicable Incentive Option holding periods have been satisfied. Different tax rules apply with respect to grantees who are subject to Section 16 of the Securities Exchange Act of 1934 when they acquire stock in a transaction deemed to be a nonexempt purchase under that statute.

With respect to other awards granted under the 2006 Plan that may be settled either in cash, in stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received. The Company will be entitled to a deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction for the same amount. In certain circumstances, a grantee may elect to be taxed at the time of receipt of shares or other property rather than upon the lapse of restrictions on transferability or the substantial risk of forfeiture.

In certain cases, awards granted under the 2006 Plan may be treated as deferred compensation subject to the rules under Code Section 409A. These rules (i) impose restrictions on the timing of elections to defer the receipt of income, (ii) prohibit, with certain exceptions, the acceleration of payment of deferred compensation, and (ii) restrict the timing of the distribution of deferred compensation. Should any award under the 2006 Plan which is treated as deferred compensation for purposes of Code Section 409A fail to comply with these requirements, the grantee would be required to recognize as ordinary income the full value of the non-compliant award (and the full value of all similar awards that treated as deferred compensation, whether or not they comply with the requirements of Code Section 409A) at the time such awards vest. The Company would be entitled to receive a tax deduction in the same amount. In addition to the inclusion in income, the grantee would also be subject to additional tax penalties and interest on the amount included in income under Section 409A of the Code.

The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the 2006 Plan. The summary does not address the effects of foreign, state and local tax laws. Because of the variety of awards that may be made under the 2006 Plan and the complexities of the tax laws, grantees are encouraged to consult a tax advisor as to their individual circumstances.

The Board recommends a vote FOR the approval of the 2006 Plan.

PROPOSAL 3

RAFTIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Upon the recommendation of the Audit Committee, the Board of Directors has reappointed Grant Thornton LLP (“Grant”) to audit the consolidated financial statements of the Company for Fiscal 2007. Grant has served as the Company’s independent registered public accounting firm since Fiscal 2005. A representative from Grant is expected to be present at the meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

Although shareholder ratification of the appointment is not required by law, the Company desires to solicit such ratification. If the appointment of Grant is not approved by a majority of the shares represented at the Meeting, the Company will consider the appointment of other independent registered public accounting firms for Fiscal 2007.

The Board recommends a vote FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors for Fiscal 2007.

Other Matters

The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.

Shareholder’s Proposals

Any shareholder of the Company who wishes to present a proposal to be considered at the next annual meeting of shareholders of the Company and who wishes to have such proposal presented in the Company’s Proxy Statement for such meeting must deliver such proposal in writing to the Company at 26 Hampshire Drive, Hudson, New Hampshire 03051 on or before May 19, 2007.

By Order of the Board of Directors

DONNA HILLSGROVE

Secretary

September 8, 2006

Appendix A

Micronetics, Inc.

Audit Committee Charter

Purpose of Committee

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Micronetics, Inc. (the “Company”) is to:

(a)	assist the Board in its oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence, (iv) the performance of the Company’s internal audit function and independent auditors, and (v) the Company’s management of market, credit, liquidity and other financial and operational risks; and

(b)	prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Company’s annual proxy statement.

Committee Membership

The Committee shall consist of no fewer than two members of the Board. The members of the Committee shall each have been determined by the Board to be “independent”, as applicable, under the Sarbanes-Oxley Act of 2002 (the “2002 Act”). The Board shall also determine that each member is “financially literate” and shall endeavor to have at least one member who has “accounting or related financial management expertise,” in each case as such qualifications are defined by, to the extent required by, the applicable SEC rules, that at least one member of the Committee is an “audit committee financial expert” as defined by the SEC (or if no member is an “audit committee financial expert”, explaining the reason for not having an audit committee financial expert on the Committee). No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Committee, and discloses this determination in the Company’s annual proxy statement. No member of the Committee may receive any compensation from the Company other than (i) director’s fees, which may be received in cash, common stock, equity-based awards or other in-kind consideration ordinarily available to directors; (ii) a pension or other deferred compensation for prior service that is not contingent on future service; and (iii) any other regular benefits that other directors receive.

Members shall be appointed by the Board and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

Committee Structure and Operations

The Board shall designate one member of the Committee as its chairperson. The Committee shall meet at least once during each fiscal quarter, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson.

The Committee may invite such members of management and other persons to its meetings as it may deem desirable or appropriate. The Committee shall report regularly to the Board summarizing the Committee’s actions and any significant issues considered by the Committee.

Committee Duties and Responsibilities

The following are the duties and responsibilities of the Committee:

1.	To meet with the independent auditors and the Company’s management and such other personnel as it deems appropriate and discuss such matters as it considers appropriate, including the matters referred to below. The Committee should meet separately with the independent auditors and the Company’s management, periodically.

2.	To decide whether to appoint, retain or terminate the Company’s independent auditors, including sole authority to approve all audit engagement fees and terms and to pre-approve all audit and non-audit services to be provided by the independent auditors. The Committee shall monitor and evaluate the auditors’ qualifications, performance and independence on an ongoing basis, and shall be directly responsible for overseeing the work of the independent auditors (including resolving disagreements between management and the auditors regarding financial reporting). In conducting such evaluations, the Committee shall:

•	At least annually, obtain and review a report by the independent auditors describing: the auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors’ independence) all relationships between the independent auditors and the Company (including information the Company determines is required to be disclosed in the Company’s proxy statement as to services for audit and non-audit services provided to the Company and those disclosures required by Independence Standards Board Standard No. 1, as it may be modified or supplemented).

•	Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity or independence of the independent auditors.

•	Take into account the opinions of management.

The Committee shall present its conclusions with respect to the independent auditors to the Board for its information at least annually.

3.	To obtain from management in connection with any audit a timely report relating to the Company’s annual audited financial statements describing all critical accounting policies and practices to be used, which report will be reviewed and concurred with by the independent auditors, and to obtain from the independent auditors any material written communications between the independent auditors and management, such as any “management” letter or schedule of unadjusted differences.

4.	To discuss with management and the independent auditors the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and to discuss with the Company’s Chief Executive Officer and Chief Financial Officer their certifications to be provided pursuant to Sections 302 and 906 of the 2002 Act, including whether the financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company as of and for the periods presented and whether any significant deficiencies exist in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data, any material weaknesses exist in internal controls, or any fraud has occurred, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. The Committee shall discuss, as applicable: (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off- balance sheet structures, on the financial statements of the Company.

5.

To discuss with the independent auditors on at least an annual basis the matters required to be discussed by Statement of Accounting Standards No. 61, as it may be modified or supplemented, as well as any problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on the scope of the independent auditors’ activities or access to requested information, and any significant disagreements with management. Among the items the Committee will consider discussing with the independent auditors are: any accounting adjustments that were noted or proposed by the independent auditors but were “passed” (as immaterial or otherwise); and any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Company.

6.	To discuss with management and, as appropriate, the independent auditors periodically, normally on at least an annual basis:

•	The independent auditors’ annual audit scope, risk assessment and plan.

•	The form of independent auditors’ report on the annual financial statements and matters related to the conduct of the audit under generally accepted auditing standards.

•	Comments by the independent auditors on internal controls and significant findings and recommendations resulting from the audit.

7.	To establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

8.	To discuss with management periodically, normally on at least an annual basis, management’s assessment of the Company’s market, credit, liquidity and other financial and operational risks, and the guidelines, policies and processes for managing such risks.

9.	To discuss with the Company’s management and Company’s lawyer, if it so desires, any significant legal, compliance or regulatory matters that may have a material impact on the Company’s business, financial statements or compliance policies.

10.	To obtain assurance from the independent auditors that the audit of the Company’s financial statements was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under that Act.

11.	To produce the reports described under “Committee Reports” below.

12.	To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

Committee Reports

The Committee shall produce the following reports and provide them to the Board:

1.	Any report, including any recommendation, or other disclosures required to be prepared by the Committee pursuant to the rules of the SEC for inclusion in the Company’s annual proxy statement.

2.	An annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also include a review of the adequacy of this charter and shall recommend to the Board any revisions the Committee deems necessary or desirable, although the Board shall have the sole authority to amend this charter. The performance evaluation shall be conducted in such manner as the Committee deems appropriate.

Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. The Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Committee at its next scheduled meeting.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts, as it deems appropriate, without seeking approval of the Board or management.

Appendix B

Micronetics, Inc.

2006 Equity Incentive Plan

1. Purpose and Duration

1.1 Purpose. The purpose of the Micronetics, Inc. 2006 Equity Incentive Plan is to encourage employees and other persons or entities who, in the opinion of the Board, are in a position to contribute significantly to the success of the Company and its Affiliates (including, without limitation, Non-Employee Directors, consultants, advisers, independent contractors and other service providers) to enter into and to maintain continuing and long-term relationships with the Company. It is not a purpose of the Plan to reward Participants for the completion of specific projects or discrete periods of Service which may fall between consecutive vesting periods of any Award granted under the Plan.

1.2 Effective Date. The Plan is effective as of the date of its adoption by the Board.

1.3 Expiration Date. The Plan shall expire ten years from the date of the adoption of the Plan by the Board. In no event shall any Awards be made under the Plan after such expiration date, but Awards previously granted may extend beyond such date.

2. Definitions

As used in the Plan, the following capitalized words shall have the meanings indicated:

“Affiliate” means a “parent corporation” or “subsidiary corporation” of the Company within the meaning of Section 424(e) or Section 424(f), as the case may be, of the Code, and any other business venture (including without limitation any joint venture or limited liability company) in which the Company has a significant interest, as determined by the Board.

“Award” means, individually or collectively, a grant under the Plan of Options or Restricted Stock, or any other equity-based Award made pursuant to Section 8, below.

“Award Agreement” means the written agreement setting forth the terms and provisions applicable to an Award granted under the Plan.

“Board” means the Board of Directors of the Company.

“Cause” has the meaning assigned to it in Section 9.6.2, below.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means, if established by the Board to administer the Plan, a Compensation Committee of the Board. If and when the Common Stock is registered under the Exchange Act, the Board shall appoint a Compensation Committee of not fewer than two members, each of whom shall be a Non-Employee Director and an “outside director” within the meaning of Section 162(m) of the Code, or any successor provision.

“Common Stock” means the Company’s common stock, $.01 par value per share.

“Company” means Micronetics, Inc., a Delaware corporation, or any successor thereto.

“Director” means any individual who is a member of the Board.

“Disability” means “disability,” such term is defined in Section 22(e)(3) of the Code.

“Disqualifying Disposition” means any disposition (within the meaning of Section 424(c) of the Code) of Shares acquired upon the exercise of an ISO before the later of (a) two years after the Participant was granted the ISO or (b) one year after the Participant acquired the Shares by exercising the ISO.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, with respect to a Share as of any date of determination, in the discretion of the Board, (i) the closing price per Share on such date, as reported in the Wall Street Journal, on the principal exchange for the Shares or the Nasdaq National Market (or successor trading system), (ii) the average closing price per Share, as reported in the Wall Street Journal, during the 20-day period that ends on such date on the principal exchange for the Shares or the Nasdaq National Market (or such successor trading system) or (iii) if Shares are not publicly traded, the fair market value of such Share as determined by the Board in accordance with a valuation method approved by the Board in good faith.

“Grant Date” means the effective date of an Award as specified by the Board and set forth in the applicable Award Agreement.

“Incentive Stock Option” or “ISO” means an option to purchase Shares awarded to a Participant under Section 6 of the Plan that is intended to meet the requirements of Section 422 of the Code.

“Non-Employee Director” means a “non-employee director” as that term is defined in Rule 16b-3 promulgated under the Exchange Act, or any successor provision.

“Nonqualified Stock Option” or “NQO” means an option to purchase Shares awarded to a Participant under Section 6 of the Plan that is not intended to be an ISO.

“Option” means an ISO or an NQO.

“Participant” means an individual or entity selected by the Board to receive an Award under the Plan.

“Plan” means the Micronetics, Inc. 2006 Equity Incentive Plan set forth in this document and as hereafter amended from time to time in accordance with Section 10.2.

“Restricted Period” means the period of time selected by the Board during which Shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability.

“Restricted Stock” means Shares awarded to a Participant under Section 7 of the Plan pursuant to an Award that entitles the Participant to acquire Shares for a purchase price (which may be zero if permissible under applicable law), subject to such conditions as the Board may determine to be appropriate, including a Company right during a specified period or periods to repurchase the Shares at their original purchase price (or to require forfeiture of the Shares if the purchase price was zero and if permissible under applicable law) upon conditions specified in connection with the Award.

“Securities Act” means the Securities Act of 1933, as amended.

“Service” means the service of a Participant to the Company or an Affiliate as a common law employee, a Director, consultant, adviser, independent contractor or other service provider, and includes the continuing relationship of the Participant to the Company or an Affiliate as a Director, consultant, adviser, independent contractor or other service provider following termination of the Participant’s employment.

“Shares” means shares of the Company’s Common Stock.

“Voting Securities” means with respect to any corporation or other entity, securities having the right to vote in an election of the board of directors, or the equivalent of a board of directors, of such corporation or other entity.

3. Administration of the Plan

3.1 Administration by the Board. The Plan shall be administered by the Board, which shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall consider advisable from time to time, to interpret the provisions of the Plan and any Award and to decide all disputes arising in connection with the Plan. The Board’s decisions and interpretations shall be final and binding on all parties. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan. In the event that the Board establishes a Committee, the Plan shall be administered by the Committee, in which case references in the Plan to the Board shall be references to the Committee to the extent the context may so require.

3.2 Appointment of a Committee. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to a Committee. In the event that the Board establishes a Committee, references in the Plan to the “Board” shall be references to the Committee to the extent of such delegation.

4. Eligibility of Participants

The persons eligible to receive Awards under the Plan shall be the directors, executive officers, employees, consultants, advisers, independent contractors and other service providers of the Company and its Affiliates who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company (or an Affiliate). Participants need not be individuals or employees of the Company (or an Affiliate).

5. Stock Available for Awards

5.1 Aggregate Number of Shares Available for Awards. Subject to Section 9.13, Awards may be granted under the Plan in respect of up to 1,000,000 Shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares or treasury Shares.

5.2 Lapsed, Forfeited or Expired Awards. If any Award expires or is terminated before exercise or is forfeited for any reason, the Shares subject to such Award, to the extent of such expiration, termination or forfeiture, shall again be available for award under the Plan.

5.3 Maximum Number of Shares Subject to any Award. Subject to Section 9.13, the number of Shares in respect of which a Participant may receive Awards under the Plan in any year shall not exceed 500,000.

6. Stock Options

6.1 Grant of Options. Subject to the terms and provisions of the Plan, the Board may award Options and determine the number of Shares subject to each Option, the exercise price therefor, the term of the Option, and any other conditions and limitations applicable to the exercise of the Option and the holding of any Shares acquired upon exercise of the Option. The Board may grant ISOs, NQOs or a combination thereof; provided, however, that Participants who are not employees of the Company may not be granted ISOs. The Company shall have no liability to any Participant, or to any other party, if an Option (or any portion thereof) that is intended to be an ISO is determined not to be an ISO (including, without limitation, due to a determination that the exercise price per Share of the Option was less than the Fair Market Value per Share of the Shares subject to the Option as of the Grant Date).

6.2 Exercise Price. Subject to the provisions of this Section 6, the exercise price for each Option, and the manner of payment thereof, shall be determined by the Board in its sole discretion.

6.3 Restrictions on Option Transferability and Exercisability. Except as set forth in the applicable Award Agreement, no Option shall be transferable by the Participant other than by will or the laws of descent and distribution, and all Options shall be exercisable, during the Participant’s lifetime, only by the Participant. In no event shall ISOs be transferable by the Participant other than by will or the laws of descent and distribution.

6.4 Certain Additional Provisions for Incentive Stock Options

6.4.1 Exercise Price. In the case of an ISO, the exercise price shall be not less than 100% of the Fair Market Value on the Grant Date of the Shares subject to the Option; provided, however, that if on the Grant Date the Participant (together with persons whose stock ownership is attributed to the Participant pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate, the exercise price shall be not less than 110% of the Fair Market Value on the Grant Date of the Shares subject to the Option.

6.4.2 Exercisability. Subject to Sections 9.3 and 9.4, the aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000.

6.4.3 Eligibility. ISOs may be granted only to persons who are employees of the Company or an Affiliate on the Grant Date.

6.4.4 Expiration. No ISO may be exercised after the expiration of ten years from the Grant Date; provided, however, that if the Option is granted to a Participant who, together with persons whose stock ownership is attributed to the Participant pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate, the ISO may not be exercised after the expiration of five years from the Grant Date.

6.4.5 Compliance with Section 422 of the Code. The terms and conditions of ISOs shall be subject to and comply with Section 422 of the Code or any successor provision.

6.4.6 Notice to Company of Disqualifying Disposition. Each Participant who receives an ISO agrees to notify the Company in writing within ten days after the Participant makes a Disqualifying Disposition of any Shares received pursuant to the exercise of the ISO.

6.4.7 Substitute Options. Notwithstanding the provisions of Section 6.4.1, in the event that the Company or any Affiliate consummates a transaction described in Section 424(a) of the Code (relating to the acquisition of property or stock from an unrelated corporation), individuals who become employees or consultants of the Company or any Affiliate on account of such transaction may be granted ISOs in substitution for options granted by their former employer. The Board, in its sole discretion and consistent with Section 424(a) of the Code, shall determine the exercise price of such substitute Options.

6.5 NQO Presumption. An Option granted pursuant to the Plan shall be presumed to be a NQO unless expressly designated an ISO in the applicable Award Agreement.

7. Restricted Stock

7.1 Grant of Restricted Stock. The Board may award Shares of Restricted Stock and determine the purchase price, if any, therefor, the duration of the Restricted Period, if any, the conditions, if any, under which the Shares may be forfeited to or repurchased by the Company and any other terms and conditions of the Awards. The Board may modify or waive any restrictions, terms and conditions with respect to any Restricted Stock. Shares of Restricted Stock may be issued for such consideration, if any, as is determined by the Board, subject to applicable law.

7.2 Transferability. Except as set forth in the applicable Award Agreement, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered.

7.3 Evidence of Award. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Restricted Period(s), the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant.

7.4 Shareholder Rights. A Participant shall have all the rights of a shareholder with respect to Restricted Stock awarded, including voting and dividend rights, unless otherwise provided in the Award Agreement.

8. Other Stock-Based Awards

The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of warrants to purchase Common Stock, stock appreciation rights, phantom stock awards or stock units.

9. General Provisions Applicable to Awards

9.1 Legal and Regulatory Matters. The delivery of Shares shall be subject to compliance with (i) applicable federal and state laws and regulations, (ii) if the outstanding Shares are listed at the time on any stock exchange, the listing requirements of such exchange and (iii) the Company’s counsel’s approval of all other legal matters in connection with the issuance and delivery of the Shares. If the sale of the Shares has not been registered under the Securities Act, the Company may require, as a condition to delivery of the Shares, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing the Shares bear an appropriate legend restricting transfer.

9.2 Written Award Agreement. The terms and provisions of an Award shall be set forth in an Award Agreement approved by the Board and delivered or made available to the Participant as soon as practicable following the Grant Date. If the Award is an Option Award, the Award Agreement shall specify whether the Option is intended to be an ISO or a NQO.

9.3 Determination of Restrictions on the Award. The vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) shall be determined by the Board and set forth in the applicable Award Agreement. Notwithstanding the foregoing, the Board may accelerate (i) the vesting or payment of any Award (including an ISO), (ii) the lapse of restrictions on any Award (including an Award of Restricted Stock) and (iii) the date on which any Option first becomes exercisable.

9.4 Change in Control. Notwithstanding any other provision of the Plan, but subject to the provisions of any particular Award Agreement, in the event of any Change in Control (as defined below) of the Company, and in anticipation thereof if required by the circumstances, the Board, in its sole discretion (and in addition to or in lieu of any actions permitted to be taken by the Company under the terms of any particular Award Agreement), may, on either an overall or a Participant by Participant basis, (i) accelerate the exercisability, prior to the effective date of such Change in Control, of any outstanding Options (and terminate the restrictions applicable to any Shares of Restricted Stock), (ii) upon written notice, provide that any outstanding Options must be exercised, to the extent then exercisable, within a specified number of days after the date of such notice, at the end of which period such Options shall terminate, (iii) if there is a surviving or acquiring entity, and subject to the consummation of such Change in Control, cause that entity or an affiliate of that entity to grant replacement awards having such terms and conditions as the Board determines to be appropriate in its sole discretion, upon which replacement the replaced Options or Restricted Stock shall be terminated or cancelled, as the case may be, (iv) terminate any outstanding Options and make such payments, if any, therefor (or cause the surviving or acquiring entity to make such payments, if any, therefor) as the Board determines to be appropriate in its sole discretion (including, without limitation, with respect to only the then exercisable portion of such Options based on the Fair Market Value of the underlying Shares as determined by the Board in good faith), upon which termination such Options shall immediately cease to have any further force or effect, (v) repurchase (or cause the surviving or acquiring entity to purchase) any Shares of Restricted Stock for such amounts, if any, as the Board determines to be appropriate in its sole discretion (including, without limitation, an amount with respect to only the vested portion of such Shares (i.e., the portion that is not then subject to forfeiture or repurchase at a price less than their value), based on the Fair Market Value of such vested portion as determined by the Board in good faith), upon which purchase the holder of such Shares shall surrender such Shares to the purchaser, or (vi) take any combination (or none) of the foregoing actions. For purposes of this Plan, a “Change in Control” shall mean and include any of the following:

9.4.1 a merger or consolidation of the Company with or into any other corporation or other entity in which holders of the Company’s Voting Securities immediately prior to such merger or consolidation will not continue to hold at least a majority of the outstanding Voting Securities of the Company;

9.4.2 a sale, lease, exchange or other transfer (in one transaction or a related series of transactions, but excluding any merger or consolidation not having an effect described in Section 9.4.1) of all or substantially all of the Company’s assets;

9.4.3 the acquisition by any person or any group of persons, acting together in any transaction or related series of transactions, of such quantity of the Company’s Voting Securities as causes such person, or group of persons, to own beneficially, directly or indirectly, as of the time immediately after such transaction or series of transactions, 50% or more of the combined voting power of the Voting Securities of the Company other than as a result of (i) an acquisition of securities directly from the Company or (ii) an acquisition of securities by the Company which by reducing the Voting Securities outstanding increases the proportionate voting power represented by the Voting Securities owned by any such person or group of persons to 50% or more of the combined voting power of such Voting Securities; or

9.4.4 the liquidation or dissolution of the Company.

9.5 Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances. The Awards so granted shall not reduce the number of Shares that would otherwise be available for Awards under the Plan.

9.6 Termination of Service.

9.6.1 Termination of Service in General. Except as set forth in the applicable Award Agreement or as otherwise determined by the Board, upon the termination of the Service of a Participant, the Participant’s Options shall expire on the earliest of the following occasions:

(i)	in the case of an ISO, the expiration date determined pursuant to Section 6.4.4;

(ii)	subject to Section 9.6.2, below, the date that is three months after the voluntary termination of the Participant’s Service or the termination of the Participant’s Service by the Company (or by an Affiliate) other than for Cause;

(iii)	the date of the termination of the Participant’s Service by the Company (or by an Affiliate) for Cause;

(iv)	the date one year after the termination of the Participant’s Service by reason of Disability; or

(v)	the date one year after the termination of the Participant’s Service by reason of the Participant’s death.

The Participant may exercise all or any part of the Participant’s Options at any time before the expiration of such Options under this Section 9.6.1, but only to the extent that such Options had become exercisable before the Participant’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Participant’s Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Participant’s Service terminates. In the event that the Participant dies during the Participant’s Service, or after the termination of the Participant’s Service but before the expiration of the Participant’s Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Participant’s estate or by any person who has acquired such Options directly from the Participant by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Participant’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Participant’s Service terminated (or vested as a result of the termination).

9.6.2 Definition of Cause. “Cause” means and includes dishonesty, theft, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the Company or any Affiliate, as determined by the Board, whose determination shall be final and binding on the Company and the Participant. Notwithstanding anything to the contrary in the Plan, if the Board determines after the termination of the Participant’s Service that the Participant has engaged in conduct constituting Cause (whether before or after the termination of the Participant’s Service), the Participant’s Options shall terminate immediately to the extent not exercised in accordance with the terms of the applicable Award Agreement.

9.6.3 Date of Termination of Service. The date of the termination of a Participant’s Service for any reason shall be determined by the Board in its sole discretion. For purposes of the Plan, however, the following events shall not be deemed a termination of Service of a Participant: (i) a transfer of Service from the Company to an Affiliate, from an Affiliate to the Company, or from one Affiliate to another Affiliate; or (ii) a leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Participant’s right to employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board otherwise so provides in writing; provided, however, that if the Participant fails to resume his or her active Service to the Company upon the completion of such leave of absence, then the Board may, to the extent permitted by applicable law, deem such Participant’s Service to have terminated as of the commencement of such leave of absence. For purposes of the Plan, employees of an Affiliate shall be deemed to have terminated their Service on the date on which such Affiliate ceases to be an Affiliate.

9.7 Effect of Termination of Service. The Board shall have full authority to determine and specify in the applicable Award Agreement the effect, if any, that a Participant’s termination of Service for any reason will have on the vesting, exercisability, payment or lapse of restrictions applicable to an outstanding Award.

9.8 Grant of Awards. Each Award may be made alone, in addition to or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

9.9 Settlement of Awards.

9.9.1 General. No Shares shall be delivered in connection with any Award unless and until (i) the requirements of Section 9.1 of this Plan and of the relevant Award Agreement have been satisfied and (ii) payment in full of the price therefor, if any, is received by the Company. Such payment may be made in whole or in part in cash or by check or, to the extent permitted by the Board at or after the Grant Date, by delivery of (i) a promissory note that (x) bears interest at a rate determined by the Board to be a fair market rate for the individual Participant at the time the Shares are issued, (y) is full recourse (including with respect to the payment of interest) to the Participant, and (z) contains such other terms as may be determined by the Board (and, if required by applicable law, delivery by the Participant of cash or check in an amount equal to the aggregate par value of the Shares purchased), (ii) Shares, including Restricted Stock, valued at their Fair Market Value on the date of exercise, or (iii) such other lawful consideration as the Board shall determine.

9.9.2 Certain Indebtedness to the Company. No Option or other Award may be exercised at any time after the Board has determined, in good faith, that the Participant is indebted to the Company or any Affiliate for advances of salary, advances of expenses, recoverable draws or other amounts unless and until either (a) such indebtedness is satisfied in full or (b) such condition is waived by the Board. The period during which any Option or other Award may by its terms be exercised shall not be extended during any period in which the Participant is prohibited from such exercise by the preceding sentence, and the Company shall have no liability to any Participant, or to any other party, if any Option or other Award expires unexercised in whole or in part during such period or if any Option that is intended to be an ISO is deemed to be a NQO because such Option is not exercised within three months after the termination of the Participant’s employment with the Company or an Affiliate.

9.10 Withholding Requirements and Arrangements.

9.10.1 NQOs. In the case of any NQO, the Board may require the Participant to remit to the Company an amount sufficient to satisfy the minimum statutory federal, state and local withholding tax obligations of the Company with respect to the exercise of such NQO (or make other arrangements satisfactory to the Board with regard to such taxes, including withholding from regular cash compensation, providing other security to the Company, or remitting or foregoing the receipt of Shares having a Fair Market Value on the date of delivery sufficient to satisfy such minimum statutory obligations) prior to the delivery of any Shares in respect of such NQO.

9.10.2 ISOs. In the case of an ISO, if at the time the ISO is exercised the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal, state or local tax with respect to a disposition of the Shares received upon exercise, the Board may require the Participant to agree to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

9.10.3 Restricted Stock. In the case of any Shares of Restricted Stock that are “substantially vested” (within the meaning of Treasury Regulations Section 1.83-3(b)) upon issuance, the Board may require the Participant to remit to the Company an amount sufficient to satisfy the minimum statutory federal, state or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes, including withholding from regular cash compensation, providing other security to the Company, or remitting or foregoing the receipt of Shares having a Fair Market Value on the date of delivery sufficient to satisfy such obligations) prior to the issuance of any such Shares. In the case of any Shares of Restricted Stock that are not “substantially vested” upon issuance, if the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to such Shares, the Board may require the Participant to remit to the Company an amount sufficient to satisfy any such potential liability (or make other arrangements satisfactory to the Company with respect to such taxes, including withholding from regular cash compensation, providing other security to the Company, or remitting or foregoing the receipt of Shares having a Fair Market Value on the date of delivery sufficient to satisfy such obligations) at the time such Shares of Restricted Stock are delivered to the Participant, at the time the Participant makes an election under 83(b) of the Code with respect to such Shares and/or at the time such Shares become “substantially vested,” and to agree to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

9.10.4 Retention of Shares. With respect to any Participant subject to Section 16(a) of the Exchange Act, any retention of Shares by the Company to satisfy a tax obligation with respect to such Participant shall be made in compliance with any applicable requirements of Rule 16b-3(e) or any successor rule under the Exchange Act.

9.10.5 Offset Against Payments. The Company may, to the extent permitted by law, deduct any tax obligations of a Participant from any payment of any kind otherwise due to the Participant.

9.11 No Effect on Employment. The Plan shall not give rise to any right on the part of any Participant to continue in the employ of the Company or any Affiliate. The loss of existing or potential profit in Awards granted under the Plan shall not constitute an element of damages in the event of termination of the relationship of a Participant even if the termination is in violation of an obligation of the Company to the Participant by contract or otherwise.

9.12 No Rights as Shareholder. Subject to the provisions of the Plan and the applicable Award Agreement, no Participant shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until he or she becomes the holder thereof.

9.13 Adjustments. Upon the happening of any of the following described events, a Participant’s rights with respect to Awards granted hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the Award Agreement.

9.13.1 Stock Splits and Recapitalizations. In the event the Company issues any of its Shares as a stock dividend upon or with respect to the Shares, or in the event Shares shall be subdivided or combined into a greater or smaller number of Shares, or if, upon a merger or consolidation (except those described in Section 9.4), reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, Shares shall be exchanged for other securities of the Company, securities of another entity, cash or other property, each Participant upon exercising an Option (for the purchase price to be paid under the Option) shall be entitled to purchase such number of Shares, other securities of the Company, securities of such other entity, cash or other property as the Participant would have received if the Participant had been the holder of the Shares with respect to which the Award is exercised at all times between the Grant Date of the Award and the date of its exercise, and appropriate adjustments shall be made in the purchase price per Share. In determining whether any Award granted hereunder has vested, appropriate adjustments will be made for distributions and transactions described in this Section 9.13.1.

9.13.2 Restricted Stock. If any person owning Restricted Stock receives new or additional or different shares or securities (“New Securities”) in connection with a corporate transaction or stock dividend described in Section 9.13.1 as a result of owning such Restricted Stock, the New Securities shall be subject to all of the conditions and restrictions applicable to the Restricted Stock with respect to which such New Securities were issued.

9.13.3 Fractional Shares. No fractional Shares shall be issued under the Plan. Any fractional Shares which, but for this Section, would have been issued shall be deemed to have been issued and immediately sold to the Company for their Fair Market Value, and the Participant shall receive from the Company cash in lieu of such fractional Shares.

9.13.4 Recapitalization. The Board may adjust the number of Shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property, or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.

9.13.5 Further Adjustment. Upon the happening of any of the events described in Sections 9.13.1 or 9.13.4, the class and aggregate number of Shares set forth in Section 5.1 hereof that are subject to Awards which previously have been or subsequently may be granted under the Plan, and the number of Shares set forth in Section 5.3 hereof that may be granted to a Participant in any year shall be appropriately adjusted to reflect the events described in such Sections. The Board shall determine the specific adjustments to be made under this Section 9.13.5.

9.14 Other Transfer Restrictions. Notwithstanding any other provision of the Plan, in order to qualify for the exemption provided by Rule 16b-3 under the Exchange Act, and any successor provision, (i) any Restricted Stock offered under the Plan to a Participant subject to Section 16 of the Exchange Act (a “Section 16 Participant”) may not be sold for six months after acquisition; (ii) any Shares or other equity security acquired by a Section 16 Participant upon exercise of an Option may not be sold for six months after the date of grant of the Option; and (iii) any Option or other similar right related to an equity security issued under the Plan shall not be transferable except in accordance with the rules under Section 16 of the Exchange Act, subject to any other applicable transfer restrictions under the Plan or the Award Agreement. The Board shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify a transaction under the Plan from the exemption provided by Rule 16b-3 under the Act, or any successor provision.

10. Amendment and Termination

10.1 Amendment, Suspension, Termination of the Plan. The Board may amend, suspend or terminate the Plan in whole or in part at any time and for any reason; provided, however, that any amendment of the Plan which is necessary to comply with any applicable tax or regulatory requirement, including any requirements for exemptive relief under Section 16(b) of the Exchange Act or any successor provision, shall be subject to the approval of the Company’s stockholders. Stockholder approval shall not be required for any other amendment of the Plan. No amendment, suspension or termination of the Plan shall materially adversely affect the rights of a Participant, without such Participant’s consent, with respect to any Award previously made.

10.2 Amendment, Suspension, Termination of an Award. The Board may modify, amend or terminate any outstanding Award, including, without limitation, substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an ISO to a NQO; provided, however, that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially adversely affect the Participant.

11. Authorization of Sub-Plans

The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to this Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

12. Legal Construction

12.1 Captions. The captions provided herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan or serve as a basis for interpretation or construction of the Plan.

12.2 Severability. In the event any provision of the Plan is held invalid or illegal for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

12.3 Governing Law. The Plan and all rights under the Plan shall be construed in accordance with and governed by the internal laws of Delaware, without giving effect to the principles of the conflicts of laws thereof.

12.4 Variation of Pronouns. When used herein, pronouns and variations thereof shall be deemed to refer to the masculine, feminine or neuter or to the singular or plural as the identity of the person or persons referenced or the context may require.

Appendix C

PROXY

MICRONETICS, INC.

26 Hampshire Drive

Hudson, New Hampshire 03051

The undersigned, revoking all proxies, hereby appoints David Siegel and David Robbins and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of Micronetics, Inc. (the “Company”) which the undersigned would be entitled to vote if present at the Annual Meeting of Shareholders of the Company to be held on October 19, 2006, at 11:00 A.M. at the offices of Morse, Barnes-Brown & Pendleton, P.C., 1601 Trapelo Road, Suite 205, Waltham, Massachusetts and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

The undersigned acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and the Company’s Annual Report.

A.	Election of Directors

The Board of Directors Recommends a Vote FOR All Director Nominees.

		For	Withhold

1	David Siegel	☐	☐

2	David Robbins	☐	☐

3	Gerald Y. Hattori	☐	☐

4	Stephen N. Barthelmes, Jr.	☐	☐

5	D’Anne Hurd	☐	☐

B.	Approval of the 2006 Equity Incentive Plan of Micronetics, Inc., under which an Aggregate of 1,000,000 Shares of the Company’s Common Stock Will be Made Available for Stock Awards.

☐ For            ☐ Against            ☐ Abstain

C.	Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Auditors for the Company’s Fiscal Year Ending March 31, 2007.

☐ For            ☐ Against            ☐ Abstain

D.	In Their Discretion, on Such Other Matters as May Properly Come Before the Meeting.

☐ For            ☐ Against            ☐ Abstain

Please Sign on the Reverse Side and Return this Proxy Promptly in the Enclosed Envelope.

This Proxy is solicited on behalf of the Board of Directors, and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR all Proposals.

Date:                                         , 2006

(Signature)

(Signature, if held jointly)

Where stock is registered in the names of two or more persons ALL should sign. Signature(s) should correspond exactly with the name(s) as shown above. Please sign, date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.

Requests for copies of proxy materials, the Company’s Annual Report for its fiscal year ended March 31, 2006 on Form 10-KSB should be addressed to Shareholder Relations, Micronetics, Inc., 26 Hampshire Drive, Hudson, New Hampshire 03051. This material will be furnished without charge to any shareholder requesting it.